EXHIBIT 99.1

WaMu Capital Corp.
WMALT O5-9
30 Year Conforming Alt A; HIGH-WAC; Investor Loans
464 records
Balance: 69,913,914

Selection Criteria: 30 Year Conforming Alt A; HIGH-WAC; Investor Loans
Table of Contents
  Disclaimer
  Summary
  Gross Interest Rate
  Mortgage Interest Rates
  Original Balance
  Current Balance
  Original LTV
  Property Type
  State
  Original Term
  WAMU Doctype
  Original FICO
  Loan Purpose
  Occupancy Type
  Interest Only
  Prepay Penalty

1. Disclaimer

The information contained herein has not been independently verified by WaMu Capital Corp. The information contained herein is preliminary and subject to change, and supersedes information contained in any prior collateral term sheet for this transaction.

Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission's website.

Although a registration statement (including the base prospectus) relating to the securities has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission. Once available, a final prospectus and prospectus supplement may be obtained without charge by contacting the WaMu Capital Corp. trading desk at 212-702 6910, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500.

Top

2. Summary

Total Number of Loans: 464
Total Balance: 69,913,913.76
Avg Balance: 150,676.54
Weighted Average Note Rate: 6.677
Non-Zero Weighted Average Original LTV: 71.97
Weighted Average Age: 1.426
% Calif: 24.80
% Prepay Penalties: 7.18
% Interest Only: 8.43
% Investor: 100.00
Non-Zero Weighted Average FICO: 725
Stated Original WAM: 360
Stated Current WAM: 358.39

Top

3. Gross Interest Rate

Gross Interest Rate	Net Pass Through	Count	Balance
6.375	6.125	107	16,035,980.72
6.490	6.240	1	166,497.02
6.500	6.250	88	13,554,115.44
6.625	6.375	67	10,891,567.11
6.750	6.500	81	12,880,282.73
6.875	6.625	48	7,886,231.10
7.000	6.750	21	2,467,294.26
7.125	6.875	14	1,954,718.89
7.250	7.000	13	1,420,403.09
7.375	7.125	5	551,905.64
7.500	7.250	7	789,510.00
7.750	7.500	4	480,814.00
7.875	7.625	1	49,341.76
8.000	7.750	3	466,800.00
8.500	8.250	3	258,152.00
9.125	8.875	1	60,300.00
Total:	6.427	464	69,913,913.76

Top

4. Mortgage Interest Rates

Mortgage Interest Rates	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
6.251 - 6.500	196	29,756,593.18	42.56	6.433	360	2	358	730	72	151,819.35
6.501 - 6.750	148	23,771,849.84	34.00	6.693	359	2	358	717	69	160,620.61
6.751 - 7.000	69	10,353,525.36	14.81	6.905	360	1	359	731	74	150,051.09
7.001 - 7.250	27	3,375,121.98	4.83	7.178	360	1	359	718	78	125,004.52
7.251 - 7.500	12	1,341,415.64	1.92	7.449	360	0	360	715	77	111,784.64
7.501 - 7.750	4	480,814.00	0.69	7.750	360	0	360	715	83	120,203.50
7.751 - 8.000	4	516,141.76	0.74	7.988	360	1	359	762	81	129,035.44
8.251 - 8.500	3	258,152.00	0.37	8.500	360	1	359	662	80	86,050.67
9.001 - 9.250	1	60,300.00	0.09	9.125	360	0	360	733	90	60,300.00
Total:	464	69,913,913.76	100.00	6.677	360	1	358	725	72	150,676.54

Top

5. Original Balance

Original Balance	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
0.01 - 50,000.00	21	856,812.00	1.22	6.833	360	706	76	40,800.57
50,000.01 - 100,000.00	144	11,007,587.00	15.70	6.748	359	727	75	76,441.58
100,000.01 - 150,000.00	121	15,039,656.00	21.47	6.670	360	725	75	124,294.68
150,000.01 - 200,000.00	71	12,279,624.00	17.55	6.669	360	741	71	172,952.45
200,000.01 - 250,000.00	35	7,812,045.00	11.17	6.671	360	721	74	223,201.29
250,000.01 - 300,000.00	37	10,088,320.00	14.43	6.689	360	732	68	272,657.30
300,000.01 - 350,000.00	17	5,567,000.00	7.95	6.637	360	698	74	327,470.59
350,000.01 - 400,000.00	9	3,283,250.00	4.69	6.594	360	699	66	364,805.56
400,000.01 - 450,000.00	5	2,169,700.00	3.10	6.529	360	721	67	433,940.00
450,000.01 - 500,000.00	3	1,382,800.00	1.97	6.625	360	737	60	460,933.33
500,000.01 - 550,000.00	1	518,000.00	0.74	6.875	360	657	70	518,000.00
Total:	464	70,004,794.00	100.00	6.677	360	725	72	150,872.40

Min: 20,000.00
Max: 518,000.00
Avg: 150,872.40
Total: 70,004,794.00

Top

6. Current Balance

Current Balance	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
0.01 - 50,000.00	21	855,327.35	1.22	6.833	360	2	358	706	76	40,729.87
50,000.01 - 100,000.00	144	10,974,026.80	15.70	6.748	359	2	358	727	75	76,208.52
100,000.01 - 150,000.00	121	15,012,939.37	21.47	6.670	360	1	358	725	75	124,073.88
150,000.01 - 200,000.00	71	12,270,945.57	17.55	6.669	360	2	358	741	71	172,830.22
200,000.01 - 250,000.00	35	7,807,652.80	11.17	6.671	360	1	359	721	74	223,075.79
250,000.01 - 300,000.00	37	10,085,479.66	14.43	6.689	360	1	359	732	68	272,580.53
300,000.01 - 350,000.00	17	5,561,220.24	7.95	6.637	360	2	358	698	74	327,130.60
350,000.01 - 400,000.00	9	3,280,721.42	4.69	6.594	360	2	358	699	66	364,524.60
400,000.01 - 450,000.00	5	2,167,632.37	3.10	6.529	360	2	358	721	67	433,526.47
450,000.01 - 500,000.00	3	1,379,968.18	1.97	6.625	360	3	357	737	60	459,989.39
500,000.01 - 550,000.00	1	518,000.00	0.74	6.875	360	0	360	657	70	518,000.00
Total:	464	69,913,913.76	100.00	6.677	360	1	358	725	72	150,676.54

Min: 20,000.00
Max: 518,000.00
Avg: 150,872.40
Total: 70,004,794.00

Top

7. Original LTV

Original LTV	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
<= 60.00	70	12,415,548.08	17.76	6.594	360	1	358	723	47	177,364.97
60.01 - 70.00	68	12,737,180.78	18.22	6.664	359	2	358	719	67	187,311.48
70.01 - 75.00	56	8,671,980.42	12.40	6.587	360	1	359	721	74	154,856.79
75.01 - 80.00	198	28,407,098.01	40.63	6.722	360	1	359	730	80	143,470.19
80.01 - 85.00	11	813,655.84	1.16	7.035	360	2	358	706	84	73,968.71
85.01 - 90.00	61	6,868,450.63	9.82	6.733	360	2	358	722	90	112,597.55
Total:	464	69,913,913.76	100.00	6.677	360	1	358	725	72	150,676.54

Top

8. Property Type

Property Type	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
Condominium	58	9,279,374.92	13.27	6.713	360	2	358	729	71	159,989.22
PUD	28	3,886,856.00	5.56	6.862	360	0	360	728	77	138,816.29
Single Family Residence	287	39,104,147.51	55.93	6.674	360	1	358	722	74	136,251.39
Three/Four Family	30	7,065,611.87	10.11	6.597	360	2	358	723	68	235,520.40
Two Family	61	10,577,923.46	15.13	6.643	359	1	358	729	68	173,408.58
Total:	464	69,913,913.76	100.00	6.677	360	1	358	725	72	150,676.54

Top

9. State

State	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
CA	75	17,337,960.73	24.80	6.609	360	1	358	726	64	231,172.81
FL	64	9,265,062.94	13.25	6.732	360	1	359	716	77	144,766.61
TX	34	3,665,125.11	5.24	6.757	358	2	357	742	78	107,797.80
IN	25	2,199,664.87	3.15	6.752	360	1	359	712	80	87,986.59
IL	22	2,736,223.32	3.91	6.619	360	2	358	743	73	124,373.79
NY	20	5,241,739.00	7.50	6.665	360	1	359	710	68	262,086.95
AZ	19	2,678,621.15	3.83	6.827	360	1	359	755	69	140,980.06
OR	18	2,463,708.93	3.52	6.687	360	2	358	704	73	136,872.72
GA	12	1,509,650.51	2.16	6.623	360	1	359	727	81	125,804.21
NJ	12	2,141,989.03	3.06	6.846	360	1	359	705	67	178,499.09
Other	163	20,674,168.17	29.57	6.663	360	2	358	728	76	126,835.39
Total:	464	69,913,913.76	100.00	6.677	360	1	358	725	72	150,676.54

Top

10. Original Term

Original Term	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
300	2	214,487.42	0.31	6.750	300	2	298	737	48	107,243.71
360	462	69,699,426.34	99.69	6.677	360	1	359	725	72	150,864.56
Total:	464	69,913,913.76	100.00	6.677	360	1	358	725	72	150,676.54

Top

11. WAMU Doctype

WAMU Doctype	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
Full/Alt/Streamline	273	37,528,902.49	53.68	6.600	360	2	358	726	73	137,468.51
No Doc/NINA	44	8,105,194.00	11.59	6.928	360	1	359	724	70	184,208.95
No Ratio/NORA	20	3,461,043.00	4.95	6.816	360	0	360	703	76	173,052.15
Red/Low/Expr/Stated	127	20,818,774.27	29.78	6.694	360	1	359	727	71	163,927.36
Total:	464	69,913,913.76	100.00	6.677	360	1	358	725	72	150,676.54

Top

12. Original FICO

Original FICO	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
620 - 639	20	2,538,945.34	3.63	6.660	360	6	354	631	74	126,947.27
640 - 659	24	4,734,954.30	6.77	6.702	360	2	358	652	72	197,289.76
660 - 679	29	4,002,889.91	5.73	6.831	360	2	358	669	76	138,030.69
680 - 699	54	8,972,709.88	12.83	6.659	360	1	359	690	72	166,161.29
700 - 719	89	13,029,671.03	18.64	6.671	359	1	359	709	68	146,400.80
720 - 739	67	9,926,869.60	14.20	6.691	360	1	359	730	74	148,162.23
740 - 759	53	7,294,509.75	10.43	6.672	359	1	358	751	72	137,632.26
760 - 779	72	10,289,277.01	14.72	6.692	360	2	358	769	74	142,906.63
780 - 799	39	6,510,131.95	9.31	6.622	360	1	359	788	69	166,926.46
800 - 820	17	2,613,954.99	3.74	6.542	360	2	358	806	73	153,762.06
Total:	464	69,913,913.76	100.00	6.677	360	1	358	725	72	150,676.54

Top

13. Loan Purpose

Loan Purpose	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
Purchase	271	39,730,874.33	56.83	6.718	360	1	359	731	78	146,608.39
Refi - Cash Out	131	21,555,362.59	30.83	6.615	360	2	358	712	62	164,544.75
Refi - Rate Term	62	8,627,676.84	12.34	6.640	359	2	358	727	67	139,156.08
Total:	464	69,913,913.76	100.00	6.677	360	1	358	725	72	150,676.54

Top

14. Occupancy Type

Occupancy Type	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
Investment	464	69,913,913.76	100.00	6.677	360	1	358	725	72	150,676.54
Total:	464	69,913,913.76	100.00	6.677	360	1	358	725	72	150,676.54

Top

15. Interest Only

Interest Only	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
0	430	64,018,157.76	91.57	6.672	360	2	358	724	72	148,879.44
120	34	5,895,756.00	8.43	6.732	360	0	360	728	74	173,404.59
Total:	464	69,913,913.76	100.00	6.677	360	1	358	725	72	150,676.54

Top

16. Prepay Penalty

Prepay Penalty	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
0	434	64,891,423.76	92.82	6.677	360	2	358	725	72	149,519.41
24	1	270,500.00	0.39	6.625	360	1	359	714	52	270,500.00
36	29	4,751,990.00	6.80	6.680	360	0	360	719	75	163,861.72
Total:	464	69,913,913.76	100.00	6.677	360	1	358	725	72	150,676.54

Top

R:\SEA_WCC\shared\_PSTBKU\Brent Harlow\October Position\October Position, 9-9-05.cas
Sep 16, 2005 11:29